Exhibit 99.1

At the Company
Kim Hillyer	Jim Frawley
Manager, Communications	Manager, Investor Relations
(402) 574-6523	(201) 369-8779
kim.hillyer@tdameritrade.com	james.frawley@tdameritrade.com
TD AMERITRADE EPS OF $1.33, UP 25% — 6th STRAIGHT RECORD YEAR
Record Net New Assets, up 84% Year-over-Year
Record Trading Activity, up 23% over 2007
OMAHA, Neb., October 23, 2008 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for fiscal 2008, a record year that included record trading levels and considerable traction in its asset-gathering strategy, despite ongoing challenges in the financial markets.
The Company’s results for the fiscal year ended Sept. 30, 2008 include the following (year-over-year comparisons): (1)
•	Record fee-based balances of approximately $71 billion, an increase of 42 percent
•	Record spread-based balances of approximately $25 billion, an increase of five percent (2)
•	Record average client trades per day of approximately 312,000, an increase of 23 percent
•	Record net new assets of approximately $23 billion, an increase of 84 percent
•	Record net revenues of $2.5 billion, 59 percent of which were asset-based
•	Record pre-tax income of $1.3 billion, or 50 percent of net revenues
•	Record net income of $804 million, or $1.33 per diluted share
•	Record EBITDA of $1.4 billion, or 57 percent of net revenues (3)
•	Annualized return on average stockholder’s equity of 31 percent
•	Client assets of approximately $278 billion, including $52 billion in client cash and money market funds
“We had a phenomenal year. Record financial performance is virtually unheard of in these challenging economic times, let alone six record years in a row, and that speaks highly of the last seven years that we spent under the leadership of Joe Moglia, who is now our chairman,” said Fred Tomczyk, president and chief executive officer. “We have maintained our market-leading position in trades per day, and we’ve made excellent progress in our asset gathering strategy.”
In addition, the Company has released its results for the quarter ended Sept. 30, 2008, which include the following (year-over-year comparisons): (1)
•	Average client trades per day of approximately 316,000, an increase of 14 percent
•	Net new assets of approximately $2.8 billion
•	Record net revenues of $649 million, 58 percent of which were asset-based

•	Pre-tax income of $279 million, or 43 percent of net revenues
•	Net income of $172 million, or $0.29 per diluted share
•	EBITDA of $320 million, or 49 percent of net revenues (3)
•	Annualized return on average stockholder’s equity of 24 percent for the quarter
Fiscal 2009 Outlook
The Company has also released its guidance range for fiscal 2009 and expects to earn between $1.10 and $1.42 per share.
“Uncertain markets can test a firm, but we know from experience that they also create growth opportunities,” Tomczyk continued. “We have a strong, stable balance sheet and a successful business model that allow us to improve our competitive standing, despite the challenging environment. We are looking forward to 2009 and coming out of this cycle a stronger and better positioned company.”
More information on the fiscal 2009 forecast is available through the Company’s revised “Outlook Statement,” located in the “Investor” section of its Web site, www.amtd.com.
Stock Buy-back Program
Since the stock buy-back program was initiated, through Sept. 30, 2008 the Company has invested approximately $400 million in repurchasing 23 million of the 32 million shares authorized for the program at a weighted average price of $17.27 per share.
Company Hosts Conference Call
TD AMERITRADE will host its September Quarter conference call this morning, Oct. 23, 2008, at 7:30 a.m. CDT. Participants may listen to the call by dialing 877-545-1414. Interested parties may listen to a replay of the call by dialing 888-203-1112 and the passcode 7612904. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(4) provides a dynamic balance of investment products and services that make it the investment firm of choice for millions of retail investor and independent registered investment advisor (RIA) clients. Listed by Forbes as one of America’s best big companies, the Company offers a full spectrum of investment services, including a leading active trader program, intuitive long-term investment solutions and a national branch system, as well as relationships with one of the largest independent RIA networks.(5) The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor

This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 26, 2007 and the latest Quarterly Report on Form 10-Q, filed with the SEC thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
(1) Results include assets acquired through the Company’s purchase of a portion of Fiserv, Inc.’s investment support services business on Feb. 4, 2008, which added approximately $25 billion in total client assets, $1.2 billion of which were spread-based assets and $17.2 billion of which were fee-based investment balances. Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.
(2) Effective with the September 2008 quarter, spread-based assets is being presented excluding securities borrowing conduit-based assets.
(3) See attached reconciliation of non-GAAP financial measures.
(4) TD AMERITRADE, Inc., member FINRA (www.finra.org) /SIPC (www.SIPC.org), receives clearing and custodial services from TD AMERITRADE Clearing, Inc., member FINRA/SIPC. TD AMERITRADE and TD AMERITRADE Clearing, Inc. are subsidiaries of TD AMERITRADE Holding Corporation.
(5) More info on the Forbes award is available at www.forbes.com/platinum.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2008	June 30, 2008	Sept. 30, 2007	Sept. 30, 2008	Sept. 30, 2007
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$263,439	$248,861	$225,803	$1,017,456	$813,786

Asset-based revenues:
Interest revenue	163,206	174,940	260,713	799,189	1,013,600
Brokerage interest expense	(32,533)	(43,008)	(117,108)	(249,616)	(455,467)

Net interest revenue	130,673	131,932	143,605	549,573	558,133

Money market deposit account fees	161,083	155,708	135,680	628,716	535,381
Investment product fees	86,178	77,552	62,375	309,420	232,177

Total asset-based revenues	377,934	365,192	341,660	1,487,709	1,325,691

Other revenues	7,876	9,551	7,738	32,191	37,469

Net revenues	649,249	623,604	575,201	2,537,356	2,176,946

Expenses:
Employee compensation and benefits	136,130	129,039	108,395	503,297	429,820
Fair value adjustments of compensation-related derivative instruments	—	—	(1,442)	764	(3,193)
Clearing and execution costs	12,072	11,110	13,166	44,620	79,681
Communications	16,713	17,898	17,680	69,564	82,173
Occupancy and equipment costs	27,530	24,030	19,674	101,787	84,294
Depreciation and amortization	10,475	9,841	7,006	36,899	26,237
Amortization of acquired intangible assets	15,466	15,337	13,625	59,275	54,469
Professional services	31,446	28,964	20,014	108,271	83,995
Interest on borrowings	15,772	16,344	27,396	78,447	118,173
Other	25,475	6,421	8,222	62,934	46,809
Advertising	43,805	36,724	30,558	173,296	145,666
Losses on money market funds	35,628	—	—	35,628	—

Total expenses	370,512	295,708	264,294	1,274,782	1,148,124

Income before other income and income taxes	278,737	327,896	310,907	1,262,574	1,028,822

Other income:
Gain on sale of investments	—	284	165	928	5,881

Pre-tax income	278,737	328,180	311,072	1,263,502	1,034,703

Provision for income taxes	106,738	123,818	110,641	459,585	388,803

Net income	$171,999	$204,362	$200,431	$803,917	$645,900

Earnings per share — basic	$0.29	$0.34	$0.34	$1.35	$1.08
Earnings per share — diluted	$0.29	$0.34	$0.33	$1.33	$1.06

Weighted average shares outstanding — basic	592,778	592,948	595,516	593,746	598,503
Weighted average shares outstanding — diluted	602,334	602,336	605,283	603,133	608,263

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Sept. 30, 2008	Sept. 30, 2007
Assets:
Cash and cash equivalents	$674,135	$413,787
Short-term investments	369,133	76,800
Segregated cash and investments	260,000	—
Broker/dealer receivables	4,204,546	6,749,588
Client receivables	6,934,142	7,727,969
Goodwill and intangible assets	2,960,781	2,771,297
Other	548,316	352,886

Total assets	$15,951,053	$18,092,327

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$5,763,730	$8,386,988
Client payables	5,060,749	5,313,576
Long-term debt	1,444,000	1,478,375
Other	757,536	758,467

Total liabilities	13,026,015	15,937,406

Stockholders’ equity	2,925,038	2,154,921

Total liabilities and stockholders’ equity	$15,951,053	$18,092,327

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2008	June 30, 2008	Sept. 30, 2007	Sept. 30, 2008	Sept. 30, 2007
Key Metrics:
Net new assets (in billions)	$2.8	$4.0	$2.8	$22.8	$12.4
Average client trades per day	315,966	297,588	277,852	311,830	253,440

Profitability Metrics:
Pre-tax income as a percentage of net revenues	42.9%	52.6%	54.1%	49.8%	47.5%
Return on client assets (annualized)	0.37%	0.42%	0.42%	0.41%	0.36%
Return on average stockholder’s equity (annualized)	24.2%	30.8%	38.8%	31.5%	34.1%
EBITDA as a percentage of net revenues	49.4%	59.3%	62.4%	56.7%	56.7%

Debt Metrics:
Interest on borrowings (in millions)	$15.8	$16.3	$27.4	$78.4	$118.2
Average debt outstanding (in billions)	$1.5	$1.5	$1.5	$1.5	$1.6
Leverage ratio (average debt/annualized EBITDA)	1.1	1.0	1.0	1.0	1.3

Transaction-Based Revenue Metrics:
Total trades (in millions)	20.1	19.0	17.4	78.4	63.1
Average commissions and transaction fees per trade	$13.13	$13.07	$13.00	$12.97	$12.90
Average client trades per account (annualized)	11.6	11.0	10.9	11.8	10.0
Activity rate	4.6%	4.4%	4.4%	4.7%	4.0%
Trading days	63.5	64.0	62.5	251.5	249.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$9.6	$10.4	$9.1	$9.9	$9.3
Average money market deposit account balances (in billions)	$16.2	$15.6	$15.2	$15.6	$14.9

Average spread-based balance (in billions)	$25.8	$26.0	$24.3	$25.5	$24.2

Net interest revenue (excluding conduit business) (in millions)	$128.2	$129.0	$141.0	$538.1	$548.8
Money market deposit account fee revenue (in millions)	161.1	155.7	135.7	628.7	535.4

Spread-based revenue (in millions)	$289.3	$284.7	$276.7	$1,166.8	$1,084.2

Avg. annualized yield — interest-earning assets (excluding conduit business)	5.23%	4.95%	6.05%	5.38%	5.85%
Avg. annualized yield — money market deposit account fees	3.90%	3.94%	3.50%	3.95%	3.53%
Net interest margin (NIM)	4.39%	4.34%	4.45%	4.50%	4.42%

Interest days	92	91	92	366	366

Fee-Based Investment Metrics:
Average balance (in billions)	$75.4	$78.3	$54.7	$70.8	$49.7
Investment product fee revenue (in millions)	$86.2	$77.6	$62.4	$309.4	$232.2
Average annualized yield	0.45%	0.39%	0.45%	0.43%	0.46%

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	6,810,000	6,731,000	6,321,000	6,380,000	6,191,000
New accounts opened	137,000	148,000	127,000	648,000	554,000
Accounts purchased	—	—	—	102,000	—
Accounts closed	(52,000)	(69,000)	(68,000)	(235,000)	(365,000)

Total accounts (end of period)	6,895,000	6,810,000	6,380,000	6,895,000	6,380,000

Percentage change during period	1%	1%	1%	8%	3%

Funded accounts (beginning of period)	4,868,000	4,814,000	4,585,000	4,597,000	4,363,000
Funded accounts (end of period)	4,918,000	4,868,000	4,597,000	4,918,000	4,597,000
Percentage change during period	1%	1%	0%	7%	5%

Client assets (beginning of period, in billions)	$309.2	$306.1	$297.2	$302.7	$261.7
Client assets (end of period, in billions)	$278.0	$309.2	$302.7	$278.0	$302.7
Percentage change during period	(10%)	1%	2%	(8%)	16%
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2008	June 30, 2008	Sept. 30, 2007	Sept. 30, 2008	Sept. 30, 2007
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$0.0	$0.0	$0.3	$0.0	$0.6
Average annualized yield	1.28%	2.03%	5.10%	2.47%	5.14%

Interest revenue (in millions)	$0.1	$0.0	$4.3	$0.3	$31.2

Client margin balances:
Average balance (in billions)	$7.7	$8.2	$7.8	$8.1	$7.5
Average annualized yield	5.69%	5.66%	8.09%	6.37%	8.07%

Interest revenue (in millions)	$111.9	$117.3	$160.6	$527.1	$615.3

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.4	$0.5	$0.5	$0.5	$0.7
Average securities lending balance (in billions)	$2.8	$3.2	$3.2	$3.2	$3.1

Interest revenue (in millions)	$17.9	$16.7	$13.5	$56.0	$52.9
Interest expense (in millions)	(7.0)	(9.6)	(30.0)	(55.4)	(121.3)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$10.9	$7.1	($16.5)	$0.6	($68.4)

Other cash and interest earning investments:
Average balance (in billions)	$1.5	$1.7	$0.5	$1.3	$0.5
Average annualized yield	2.16%	2.25%	5.47%	2.71%	5.15%

Interest revenue — net (in millions)	$8.3	$9.4	$6.4	$35.0	$24.6

Client credit balances:
Average balance (in billions)	$4.4	$4.7	$3.5	$4.3	$3.5
Average annualized cost	0.27%	0.40%	1.54%	0.58%	1.53%

Interest expense (in millions)	($3.0)	($4.8)	($13.8)	($24.9)	($53.9)

Average interest-earning assets (excluding conduit business) (in billions)	$9.6	$10.4	$9.1	$9.9	$9.3
Average annualized yield (excluding conduit business)	5.23%	4.95%	6.05%	5.38%	5.85%

Net interest revenue (excluding conduit business) (in millions)	$128.2	$129.0	$141.0	$538.1	$548.8

Conduit Business:
Average balance (in billions)	$4.4	$5.4	$5.7	$5.4	$5.3

Securities borrowing — conduit business:
Average annualized yield	2.16%	2.13%	5.17%	3.13%	5.29%

Interest revenue (in millions)	$24.6	$29.4	$75.0	$173.3	$287.5

Securities lending — conduit business:
Average annualized cost	1.94%	1.93%	4.98%	2.92%	5.12%

Interest expense (in millions)	($22.1)	($26.5)	($72.4)	($161.8)	($278.2)

Average interest-earning assets — conduit business (in billions)	$4.4	$5.4	$5.7	$5.4	$5.3
Average annualized yield — conduit business	0.22%	0.21%	0.18%	0.21%	0.17%

Net interest revenue — conduit business (in millions)	$2.5	$2.9	$2.6	$11.5	$9.3

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$9.6	$10.4	$9.1	$9.9	$9.3
Average interest-earning assets — conduit business (in billions)	4.4	5.4	5.7	5.4	5.3

Average interest-earning assets — total (in billions)	$14.0	$15.8	$14.8	$15.3	$14.6

Average annualized yield — total	3.64%	3.31%	3.80%	3.54%	3.77%

Net interest revenue (excluding conduit business) (in millions)	$128.2	$129.0	$141.0	$538.1	$548.8
Net interest revenue — conduit business (in millions)	2.5	2.9	2.6	11.5	9.3

Net interest revenue — total (in millions)	$130.7	$131.9	$143.6	$549.6	$558.1

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended						Fiscal Year Ended
	Sept. 30, 2008		June 30, 2008		Sept. 30, 2007		Sept. 30, 2008		Sept. 30, 2007
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA (1)

EBITDA	$320,450	49.4%	$369,702	59.3%	$359,099	62.4%	$1,438,123	56.7%	$1,233,582	56.7%
Less:
Depreciation and amortization	(10,475)	(1.6%)	(9,841)	(1.6%)	(7,006)	(1.2%)	(36,899)	(1.5%)	(26,237)	(1.2%)
Amortization of acquired intangible assets	(15,466)	(2.4%)	(15,337)	(2.5%)	(13,625)	(2.4%)	(59,275)	(2.3%)	(54,469)	(2.5%)
Interest on borrowings	(15,772)	(2.4%)	(16,344)	(2.6%)	(27,396)	(4.8%)	(78,447)	(3.1%)	(118,173)	(5.4%)

Pre-tax income	$278,737	42.9%	$328,180	52.6%	$311,072	54.1%	$1,263,502	49.8%	$1,034,703	47.5%

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a Non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. The consolidated leverage ratio determines the interest rate margin charged on the senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.